Supplement dated August 3, 2021

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated December 28, 2020

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

On page 5 of the Summary Section of the Prospectus the sub-section titled “Purchase and Sale of Fund Shares” is replaced with the following:

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Certeza Convex Core Fund, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn NE 68022), or by telephone at 1-833-735-1055. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment for Class A shares is $2,500 and for Class I shares is $5,000. The minimum subsequent investment amount for Class A shares is $50 and for Class I shares is $100. The Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

On page 14 of the Prospectus the section titled “More About Class I Shares” is replaced with the following:

More About Class I Shares

Class I shares may be purchased at NAV without the imposition of any sales charges. This means that 100% of your initial investment is placed into shares of the Fund. The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution and shareholder servicing fees. The minimum initial investment for Class I shares is $5,000. The minimum subsequent investment amount for Class I shares of the Fund is $100. The Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 28, 2020, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-833-735-1055.